IMPORTANT-READ CAREFULLY BEFORE OPENING THE SEALED MEDIA PACKAGE

THE  SOFTWARE,  RELATED  MATERIALS,  DATA SETS,  AND/OR SAMPLE  DATA ARE SUBJECT
TO  ACCEPTANCE  OF THE ESRI LICENSE  AGREEMENT,  WHICH  SUPERSEDES  ANY PREVIOUS
LICENSE  AGREEMENT (S},  UNLESS IT IS SUPERSEDED BY A SIGNED  LICENSE  AGREEMENT
BETWEEN YOU AND ESRI. ESRI IS WILLING TO LICENSE THE ENCLOSED SOFTWARE,  RELATED
MATERIALS, DATA SETS, AND/OR SAMPLE DATA TO YOU ONLY UPON THE CONDITION THAT YOU
ACCEPT ALL OF THE TERMS AND CONDITIONS  CONTAINED IN THE ESRI LICENSE AGREEMENT.
IF YOU 00 NOT AGREE  WITH THE  TERMS  AND  CONDITIONS  AS  STATED,  THEN ESRI IS
UNWILLING TO LICENSE 11fE SOFTWARE, RELA TED MATERIALS. DATA SETS, AND/OR SAMPLE
DATA TO YOU,  IN WHICH  EVENT YOU  SHOULD  RETURN  THE  UNOPENED,  SEALED  MEDIA
PACKAGE.  THE  DISCS,  AND ALL  ACCOMPANYING  PRINTED  MATERIALS  TO  ESRI,  ITS
DISTRIBUTOR. OR ITS RESELLER FOR A FULL REFUND OF nm LICENSE FEES. ESRI WILL NOT
REFUND THE LICENSE FEES IF DIE SEALED MEDIA PACKAGE HAS BEEN OPENED.

ESRI License Agreement

This  is  a  license  agreement  and  not  and   not  for  sale.   This  license
agreement  (Agreement)  is between  the end user  (Licensee)  and  Environmental
Systems  research  institute,  Inc.  {ESRI},  and gives Licensee certain limited rights to use the propriet8ly ESRI desktop Software and Software  updates,  Data
Sets,  Sample  Data,  online  and/or hard copy  documentation  and user  guides, including  updates thereto,  and Software keycode or hardware key, as applicable
(hereinafter Referred to as "Software, Data, and Related Materials"). All rights not specifically granted in this Agreement are reserved to ESRI.

Reservation  or  Ownership  and  Grant.  or License:  ESRl  and its d1ird
part) licensor(s)  retain exclusive rights,  title, and ownership of the copy of the Software,  Data,  and Related  Materials  licensed under this Agreement and, hereby, grant to Licensee a personal,  nonexclusive,  nontransferable license to use the Software,  Data, and Related Materials based 00 the terms and conditions of this Agreement.  From the date of receipt,  Licensee agrees to use reasonable effort to protect the Software,  Data, and Related  Materials from  unauthorized use, reproduction, distribution, or publication.

Copyright:  The  Software,  Data,  and  Related  Materials  are owned  by
ESRI and its licensor(s) and are protected by United I States copyright laws and applicable international laws, treaties, and/or conventions.

Third  Party   Beneficiary:  ESRI  is  authorized  to   redistribute  and
license  third party  (hereinafter referred  to  as  "Third  Party Beneficiary")
software and data component(s)  delivered with the Software,  Data  and  Related
Materials  provided  under this  Agreement.  The Third  Party Beneficiary  shall
have  the  right  to  enforce   this  Agreements  to  the  extent  permitted  by
applicable law.

Permitted Uses:
o   Licensee may install and use one (1) copy of the Software, Data, and Related
    Materials on a  single computer  (i.e., a single CPU).  Licensee may install and  use additional  copies of the Software,  Data, and Related Materials on multiple CPUs, provided the appropriate ADDITIONAL license fees are paid.

o   Licensee may also store or install a copy of the Software, Data, and Related
    Materials  on a  storage device,  such as a  network  server,  used  only to install or run the Software, Data, and Related Materials on Licensee's other computer(s)  and/or terminal(s)  over an internal network; however, Licensee must  acquire and  dedicate a  license for  each  separate  computer  and/or terminal on  which the Software,  Data, and Related Materla.1s are installed or run from the  storage device. Except as authorized herein,  the Software,
    Data,  and Related  Materials may  not be shared  or used  concurrently;  on different computer terminals.

o   Licensee  may use  the Software,  Data,  and Related Materials as a map/data server  engine in an  Internet and/or Intranet distributed computing network or environment

o   Licensee may  make  routine  computer backups  of  the Software,  Data,  and
    Related Materials.

o   Licensee may use,  copy,  alter,  modify,  merge,  reproduce,  and/or create derivative works of the  online  documentation for  Licensee's  own internal use.  The portions  of the online  documentation merged with other software, hard-copy,  and/or I  digital materials  shall continue to be subject to the terms  and conditions of  this Agreement  and shall  provide  the  following copyright  attribution  notice acknowledging  the proprietary rights of ESRI and its licensor(s) in the online documentation:  "Portions of this document include intellectual  property of  ESRJ and  its  licensor(s) and  are  used herein  by  permission. Copyright  C 199  Environmental  Systems  Research I
    nstitute,  Inc.,  and  its licensor(s). All Rights Reserved." [Insert actual
    copYria1tt date(s) of source materials.]

o   Licensee may use the Data Sets that are provided under license from ESRI and its licensor(s)  as described  in the  Distribution  Rights  section of  the online Data Help tiles.

o   License Pak:  If Licensee  acquired  this license  in an  ESRI  License Pak,
    Licensee may make the number of additional copies of the Software, Data, and
    Related  Materials authorized  on the license  card in the License Pak,  and
    Licensee may use each copy as described herein.

o   Not  [or Resale  Software:  If the  Software is  labeled "Not for Resale" or
    "NFR, " then,   notwithstanding other  sections of  this License  Agreement,
    Licensee's  use of the Software,  Data,  and Related Materials is limited to use  for demonstration,  test,  or evaluation purposes, and Licensee may not resell, or otherwise transfer for value, the Software.

Uses Not Permitted:

Licensee shall not copy, reproduce, display, remarket, resell, retransmit, rebroadcast, and/or redistribute copies of the Software, Data Sets, or any derived portion(s) of the Data Sets in any hard-copy and/or digital format(s), and/or Related Materials beyond that described in the Permitted Uses section above.

     Licensee shall not sell; rent; lease; sublicense; lend; assign; time-share;
act as a service bureau that allows third party access to the Software, Data, or
Related Materials except as provided herein;  or transfer,  in whole or in part, access  to  prior  or  present  versions  of the  Software,  Data,  and  Related
Materials, any updates, or Licensee's rights under this Agreement.

Licensee shall not reverse engineer, decompile, or disassemble the Software, or make any attempt to unlock or bypass the Software keycode and/or hardware key used, as applicable, except end only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

o   Licensee  shall not  remove or  obscure  any  copyright,  trademark,  end/or proprietary rights notices of ESRI end its licensor(s).

Licensee shall not alter or modify the ESRI Software or prepare any derivative works from ESRI Software, EXCEPT that Licensee may use the macro or scripting language as provided in the user documentation.

The Software, Data, and Related Materials are licensed as a single product.
Except as otherwise stated herein, die component parts may not be separated for use on more then one (1) computer or in conjunction with any third party software.

ArcView Business Analyst  Software:  Licensee may use,  copy,  reproduce, display,  remarket, resell,  retransmit,  rebroadcast,  and/or redistribute maps that are published in  hard-copy end/or static, electronic digital image formats
(e.g., .gif, .jpeg)  resulting from the use of the ArcView Business Analyst Data
Sets or any derived portion(s) of the ArcView Business Analyst Data Sets as part of  Licensee's  value-added  product and/or  service  (e.g., a  client  report), provided that Licensee affixes a legend statement acknowledging ESRI  and/or its third party licensor(s) as the source of the portion(s) of the Data Sets that is
(are) displayed,  printed,  or  plotted.  Licensee  may  not  remarket,  resell, retransmit,  rebroadcast,  and/or  redistribute  the actual  Arc  View  Business
Analyst  Data Sets  or any derived  portion(s)  of the Arc View Business Analyst
Data Sets.

MapObjects  Software:  If MapObjects  Software  is  delivered  with  this
Agreement, the following terms apply:

Licensee/Developer may use die version of the Software delivered to develop one
(1) executable application that may be deployed to an end user for use on one
(1) computer/terminal, provided the appropriate fees are paid m advance.

o   Additional license fees are due  in advance for each execl1table application delivered to an end user and for each Internet deployment.

o   Licensee/Developer  agrees it  shall not deploy or allow  to be deployed the
    MO20.LIC or WEBLINK.LIC file(s) or their updates..
o   Licensee/Developer a~ it  shall  include  (on all packages,  media, and user documentation)  the  GIS  by  ESRITN  logo,  which  use is subject  to  ESRI
    Trademark Guidelines, a license for which is hereby granted,  as well as the
    ESRJ  copyright  notice located  on  the  source  materials,  including  the following additional notice: "Portions of this computer program are owned by
    LizardTech,  Inc., and are copyright 1995-1998, LizardTech, Inc., end/or the
    University of California, U.S. Patent No. S, 7.l0,835. All Rights Reserved."
o   Each  written sublicense  agreement  provided  with  the  Licensee/Developer executable shall include the following terms:

     (a)  MapObjects  components  may  not be  separated  from  use of the  base executable application.

     (b)  The licensed user shall not reverse engineer by any method, except and only to  die extent such activity is expressly permitted by applicable law, copy for  commercial use, transfer, or assign its rights under die license grant.

     (c)  ESRI or its suppliers may  enforce their intellectual  property rights through injunctive relief as well as all other remedies available at law or equity.

o   Licensee/Developer may use the Software in its beta test program and for end user evaluation without the payment of deployment fees.

Licensee/Developer  agrees to indemnify,  defend,  and hold  ESRI  harmless from any claim, damage, or liability, regardless of its nature and basis, that arises from Licensee's actions, representations,  or sublicense activity that is not in accordance  with the  terms of this  Agreement  or that  arises  from the use or licensing of Licensee's  executable.  This obligation shall not be applicable to claims,  damages,  or liability  that  results  solely from the use of unaltered
MapObjects components.

ESRI  may audit  Licensee's/Developer's  records as they  pertain to  MapObjects deployments for a term of five (5) years from the last deployment.  In the event all  deployment  fees have not been paid,  Licensee/Developer  agrees to pay all fees in arrears as well as ESRl's or its designee s costs to perform the audit.

Terms:  The  license  granted  by  this  Agreement  shall  commence  upon
Licensee's  receipt of the  Software,  Data,  and  Related  Materials  and shall continue  until such time that (1)  Licensee  elects to  discontinue  use of the
Software,  Data, and Related ! Materials and terminates this  Agreement,  or (2)
ESRl  terminates for  Licensee's  material breach  of this Agreement.   Upon the
termination of this Agreement in either instance,  Licensee shall return to ESRI the Software,  Data, Related Materials,  and any whole or partial copies, codes, modifications,  and merged  portions in any form.  The parties hereby agree that all  provisions  that operate to protect the rights of ESRI and its  licensor(s)
shall remain in force should breach occur.

Limited  Warranty  and  Disclaimer:  ESRI  warrants  that the  media upon  which the Software, Data, and Related Materials are provided with be free from defects in materials and workmanship  under normal use and service for a period of sixty
(60) days from the date of receipt.

EXCEPT  FOR THE  ABOVE  EXPRESS LIMITED  WARRANTY,  THE  SOFTWARE,  DA T A,  AND
RELA TED MATERIALS CONTAINED HEREIN ARE PROVIDED HAS IS, WITHOUT WARRANTY OF ANY
KIND,  EITHER  EXPRESS OR  IMPLIED,  INCLUDING,  BUT NOT LIMITED TO, THE IMPLIED
WARRANTIES OF MERCHANT ABILITY AND FITNESS FOR A PARTICULAR  PURPOSE.  ESRI DOES
NOT WARRANT THAT THE OPERATION OF THE SOFTWARE,  DATA AND RELATED MATERIALS WILL
BE UNINTERRUPTED OR ERROR FREE.

Data Disclaimer:  IF  INCLUDED  IN THE  ESRI  PACKAGE, THE  DA T A HEREIN
HAS BEEN  OBTAINED  FROM SOURCES  BELIEVED TO BE RELIABLE,  BUT ITS ACCURACY AND
COMPLETENESS,  AND THE OPINIONS BASED THEREON, ARE NOT GUARANTEED.  EVERY EFFORT
HAS BEEN MADE TO PROVIDE  ACCURATE DATA IN THIS PACKAGE.  LICENSEE  ACKNOWLEDGES
THA T THE  DATA  MAY  CONTAIN  SOME  NONCONFORMITIES,  DEFECTS,  ERRORS,  AND/OR
OMISSIONS.  ESRI AND ITS THIRD PARTY  LICENSOR  (S) DO NOT WARRANT THAT THE DATA
WILL MEET  LICENSEE'S  NEEDS OR  EXPECTATIONS,  THAT THE USE OF THE DATA WILL BE
UNINTERRUPTED,  OR THAT ALL NONCONFORMITIES  CAN OR WILL BE CORRECTED.  ESRI AND
ITS THIRD PAR1Y LICENSOR(S) ARE NOT INVITING RELIANCE ON THIS DATA. AND LICENSEE
SHOULD ALWAYS VERIFY ACTUAL DATA, WHETHER MAP, SPATIAL, TABULAR INFORMATION, AND
SO FORTH. THE DATA CONTAINED IN THIS PACKAGE ISSUBJECT TO CHANGE WITHOUT NOTICE.

Exclusive  Remedy  and  Limitation  of  Liability:  During  the  warranty period,  ESRl's entire  liability and Licensee's  exclusive  remedy shall be the return of the license fees paid for thee Software,  Data, and Related  Materials in accordance with the ESRI Customer  Assurance Program for the Software,  Data,
and Related  Materials  that do not meet ESRl's  limited  warranty  and that are returned to ESRI or its resellers with a copy of Licensee's proof of payment.

IN  NO  EVENT  SHALL  ESRI  OR  ITS  THIRD  PARTY  LICENSOR  (S)  BE  LIABLE  TO
LICENSEE FOR COSTS OF PROCUREMENT OF SUBS11TUTE GOODS OR SERVICES, LOST PROFITS,
LOST SALES OR BUSINESS EXPENDITURES, INVESTMENTS, COMMITMENTS IN CONNECTION WITH
ANY BUSINESS,  LOSS OF ANY GOODWILL, OR ANY INDIRECT,  SPECIAL.  INCIDENTAL,  OR
CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR USE OF THE SOFTWARE. DATA
SETS,  SAMPLE DATA,  AND RELATED  MATERIALS,  HOWEVER  CAUSED,  ON ANY THEORY OF
LIABILITY,  AND  WHETHER OR NOT ESRI OR ITS THIRD  PARTY  LICENSOR  (S) HAS BEEN
ADVISED  OF THE  POSSIBILITY  OF SUCH  DAMAGE.  THESE  LIMITATIONS  SHALL APPL Y
NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

Waivers:   No  failure   or  delay  by   ESRI  or  its  Licensor  (s}  in
enforcing  any right or remedy  under this  Agreement  shall be  construed  as a waiver of any  future or other  exercise  of such right or remedy by ESRI or its licensor(s).

Order  of Precedence:   Any conflict  and/or  inconsistency between the terms of
this  Agreement  and any FAR,  DFAR,  purchase  order,  or other  terms shall be resolved in favor of the terms expressed in this Agreement,  subject to the U.S.
Government's minimum rights unless agreed otherwise.

Export  Regulations:  Licensee  acknowledges  that  this  Agreement   and
the  performance  thereof are subject to  compliance  with any and an applicable
United States laws,  regulations,  or orders  relating to the export of computer software  or know  how  relating  thereto.  ESRI  Software,  Data,  and  Related
Materials  have been  determined to be Technical Data under United States export laws.  Licensee agrees to comply with all laws,  regulations,  and orders of the
United States in regard to any export of such Technical  Data.  Licensee  agrees not to disclose or reexport any Technical  Data received under this Agreement In or to any countries for which the United  States  Government  requires an export license or other  supporting  documentation  at the time of export or  transfer, unless Licensee has obtained prior written  authorization  from ESR and the U.S.
Office of Export Control. The countries restricted at the time of this Agreement are Cuba, Iran, Iraq, Libya,  North Korea,  Montenegro,  Serbia, and Sudan. U.S.
Government  Restricted/Limited  Rights: If provided to the U.S. Government,  any software, documentation, and/or data delivered hereunder is subject to the terms of this Agreement.  In no event shall the U.S.  Government  acquire greater than
RESTRICTED/LIMITED RIGHTS. At a minimum, use, duplication,  or disclosure by the
U.S.  Government  is subject to  restrictions  as set forth in FAR  ss.S2.227-14
Alternates  I,  II,  and III  (JUN  1987);  FARss.S2.227-19  (JUN  1987)  and/or
FARss.12.21  1/12.212  (Commercial  Technical   Data/Computer   Software);   and
DFARSss.2S2.227-70lS  (NOV  1995)  (Technical  Data)  and/or  DFARSss.227  .7202
(Computer  Software),  as applicable.  Contractor/Manufacturer  is Environmental
Systems Research Institute,  Inc., 380 New York Street. Redlands, CA 92373-8100.
USA.

 Governing  Law:   This  Agreement is  governed by the laws of the United States of America and the State of  California  without  reference  to conflict of laws principles.

Entire  Agreement:  The  parties  agree  that  this constitutes  the sole and entire  agreement  of the  parties  as to the  matter  set forth  herein and supersedes any previous agreements, understandings, and arrangements between the parties relating hereto and is effective, valid, and binding upon the parties.